Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Dynamic Allocation Fund

(the “Fund”)

Supplement dated October 31, 2022, to the Fund’s Summary Prospectus, Prospectus

and Statement of Additional Information, each dated October 1, 2022, as supplemented and amended to date

At an in-person meeting held on October 25-26, 2022, the Board of Directors of VALIC Company I approved an amendment to the Investment Sub-Advisory Agreement (the “Amendment”) between The Variable Annuity Life Insurance Company (“VALIC”) and AllianceBernstein L.P. (“AllianceBernstein”) with respect to the Fund. The Amendment increases the fees payable by VALIC to AllianceBernstein under the Investment Sub-Advisory Agreement, effective November 1, 2022. There is no change to the advisory fee charged to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.